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                        SUPPLEMENT DATED JANUARY 1, 1997
                                       TO
                    PORTFOLIO DIRECTOR 2 SEPARATE ACCOUNT A
                        FOR SERIES 2.1 - 2.11 PROSPECTUS
                               DATED JULY 1, 1996

This Prospectus is hereby amended for the purpose of reflecting the name changes of two mutual funds available as investment vehicles for Portfolio Director 2. This change applies in all sections of the Prospectus where those fund names appear.

        The Putnam OTC Emerging Growth Fund has changed its name to the Putnam OTC & Emerging Growth Fund.

        The Twentieth Century Ultra Investors Fund has changed its name to the Twentieth Century Ultra Fund.

This Prospectus is additionally amended for the purpose of reflecting the name change of the investment adviser of the Twentieth Century Ultra Fund. The fund's investment adviser's new name is American Century Investment Management, Inc.

VA 9875-A